UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 2, 2006
                                                 -------------------------------

                           Seabulk International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                    000-28732              65-0966399
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 (State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)                File Number)        Identification No.)

      2200 Eller Drive, P.O. Box 13038, Ft. Lauderdale, Florida      33316
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           (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (954) 523-2200
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

     On February 2, 2006, Seabulk International, Inc. issued a press release, a copy of which is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.


(d)  Exhibits.


Exhibit No.         Description
-----------         -----------

  99.1              Press Release of Seabulk International, Inc., dated February
                    2, 2006












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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Seabulk International, Inc.


                                    By:   /s/ Alice N. Gran
                                         ---------------------------------------
                                         Name:   Alice N. Gran
                                         Title:  Senior Vice President, General
                                         Counsel and Secretary

Date:  February 2, 2006






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
                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

  99.1              Press Release of Seabulk International, Inc., dated February
                    2, 2006












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